                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /        Preliminary Proxy Statement
/ /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/        Definitive Proxy Statement
/ /        Definitive Additional Materials
/ /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule
           14a-12

              SCHERER HEALTHCARE, INC.
-----------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the
                              Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                            SCHERER HEALTHCARE, INC.
                            NOTICE OF ANNUAL MEETING
                                      AND
                                PROXY STATEMENT

                            SCHERER HEALTHCARE, INC.
                       120 INTERSTATE NORTH PARKWAY, S.E.
                                   SUITE 305
                             ATLANTA, GEORGIA 30339

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 18, 2000

    NOTICE HEREBY IS GIVEN that the 2000 Annual Meeting of Stockholders of Scherer Healthcare, Inc. (the "Company") will be held in Meeting Room 109 at the Cobb Galleria Centre, 2 Galleria Parkway, Atlanta, Georgia 30339, on Monday, September 18, 2000, at 10:00 a.m., local time, for the purposes of considering and voting upon:

    1. A proposal to elect four directors to serve until the 2001 Annual Meeting of Stockholders.

    2. Such other business as properly may come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

    Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on August 8, 2000, are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

                                                      By Order of The Board of Directors,

                                                      /s/ Robert P. Scherer, Jr.

                                                      ROBERT P. SCHERER, JR.
                                                      CHAIRMAN OF THE BOARD, PRESIDENT, AND
                                                      CHIEF EXECUTIVE OFFICER

Atlanta, Georgia
August 9, 2000

                                   IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                            SCHERER HEALTHCARE, INC.
                       120 INTERSTATE NORTH PARKWAY, S.E.
                                   SUITE 305
                             ATLANTA, GEORGIA 30339

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 18, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

STOCKHOLDERS MEETING

    This Proxy Statement is furnished to the stockholders of Scherer Healthcare, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2000 Annual Meeting of Stockholders and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held in Meeting Room 109 at the Cobb Galleria Centre, 2 Galleria Parkway, Atlanta, Georgia 30339, on Monday, September 18, 2000, at 10:00 a.m., local time.

    The approximate date on which this Proxy Statement and form of proxy card are first being sent or given to stockholders is August 11, 2000.

STOCKHOLDERS ENTITLED TO VOTE

    The securities that can be voted at the Annual Meeting consist of common stock of the Company, $.01 par value per share, with each share entitling its owner to one vote on each matter submitted to the stockholders. The record date for determining the holders of common stock who are entitled to receive notice of and to vote at the Annual Meeting is August 8, 2000. On the record date, approximately 4,321,086 shares of common stock were outstanding and eligible to be voted at the Annual Meeting.

COUNTING OF VOTES

    The presence, in person or by proxy, of a majority of the outstanding shares of common stock of the Company is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, all votes "FOR" and instructions to withhold authority to vote will be used.

    In voting with regard to the proposal to elect directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. The vote required to approve the proposal to elect directors is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, votes that are withheld will not be counted and will have no effect in the election of directors.

    Under the rules of the New York and American Stock Exchanges (the "Exchanges") that govern most domestic stock brokerage firms, member firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals that are considered "discretionary" proposals under the rules of the Exchanges. Member brokerage firms that have received no instructions from their clients as to "non-discretionary" proposals do not have discretion to vote on these proposals. Such "broker non-votes" will not be considered in determining whether a quorum exists at the Annual Meeting and will not be considered as votes cast in determining the outcome of any proposal.

    As of August 8, 1999 (the record date for the Annual Meeting), the current directors and executive officers of the Company owned or controlled the power to vote approximately 2,595,168 shares of common stock of the Company eligible to be voted at the meeting, constituting approximately 60.1% of the outstanding common stock. The Company believes that the holders of more than a majority of the common stock outstanding on the record date will vote all of their shares of common stock in favor of the election of the director nominees and, therefore, that the presence of a quorum and the election of the director nominees is reasonably assured.

PROXIES

    Stockholders should specify their choices with regard to the election of the director nominees on the enclosed proxy card. All properly executed proxy cards delivered by stockholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the directions noted thereon. IN THE ABSENCE OF SUCH INSTRUCTIONS, THE SHARES REPRESENTED BY A SIGNED AND DATED PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

    Any stockholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, at 120 Interstate North Parkway, S.E., Suite 305, Atlanta, Georgia 30339, by executing and delivering to the Secretary of the Company a proxy card bearing a later date or by voting in person at the Annual Meeting; provided, however, that under the rules of the Exchanges, any beneficial owner of the Company's common stock whose shares are held in street name by a member brokerage firm may revoke his proxy and vote his shares in person at the Annual Meeting only in accordance with applicable rules and procedures of the Exchanges.

    In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors, officers and employees in person and by telephone or facsimile. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

SHARE OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the Company's common stock as of March 31, 2000, by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's common stock, (ii) each director of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table herein and
(iv) all current directors and executive officers of the Company as a group, based in each case on information furnished to the Company by such persons or entities. The Company believes that each of the named individuals and group has sole voting and investment power with regard to the shares shown except as otherwise noted.

                                                              SHARES BENEFICIALLY   PERCENT OF
BENEFICIAL OWNER                                                   OWNED (1)          CLASS
----------------                                              -------------------   ----------
Robert P. Scherer, Jr.......................................        2,659,968(2)         60.4%
  CHAIRMAN OF THE BOARD, PRESIDENT, CHIEF EXECUTIVE OFFICER,
  DIRECTOR AND PRINCIPAL STOCKHOLDER

RPS Investments, Inc........................................      1,244,234.5            28.7
  PRINCIPAL STOCKHOLDER

Settlement Voting Trust.....................................        562,738.5(2)(3)      13.0

SunTrust Bank...............................................          340,212(4)          7.8
  PRINCIPAL STOCKHOLDER

Bruce L. Newberg and Jon Brooks.............................        325,173.8(5)          7.0
  PRINCIPAL STOCKHOLDERS

Stephen Lukas...............................................            1,000               *
  DIRECTOR

Kenneth H. Robertson........................................            3,000               *
  DIRECTOR

William J. Thompson.........................................          103,334(6)          2.3
  DIRECTOR

Gary W. Ruffcorn............................................           25,000(7)            *
  FORMER VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

All current directors and executive officers as a group (4          2,765,302(8)         61.4
  persons)

------------------------

*   Less than one percent.

(1) Beneficial ownership as reported in the table has been determined in accordance with Securities Exchange Commission regulations and, as a result, certain outstanding shares are deemed to be beneficially owned by more than one person or entity.

(2) The shares shown as owned by Mr. Scherer include 1,244,234.5 shares owned by RPS Investments, Inc. As chairman and sole stockholder of RPS
    Investments, Inc., Mr. Scherer is deemed to be the beneficial owner of the shares. The shares shown also include 562,738.5 shares that Mr. Scherer holds as trustee of a Settlement Voting Trust for the benefit of his adult children. Mr. Scherer is entitled to vote the shares held in the Settlement Voting Trust. The shares shown also include 340,212 shares that Mr. Scherer holds as co-trustee with SunTrust Bank of a residuary trust for the benefit of his family. Voting and investment power is shared with regard to such shares. The shares shown as owned by Mr. Scherer also include 66,800 shares that Mr. Scherer may acquire upon exercise of outstanding stock options. The address of Mr. Scherer, RPS Investments, Inc., and the Settlement Voting Trust is 200 Galleria Parkway, Suite 220, Atlanta, Georgia 30339.

(3) The shares shown are held in a Settlement Voting Trust for the benefit of Mr. Scherer's four adult children with Mr. Scherer as trustee. Mr. Scherer is entitled to vote the shares held in the Settlement Voting Trust. See Note (2) above.

(4) The shares shown are beneficially owned by SunTrust Bank as co-trustee with Mr. Scherer of a residuary trust for the benefit of Mr. Scherer's family and voting and investment power is shared with Mr. Scherer, co-trustee of the residuary trust. See Note (2) above. SunTrust Bank's address is 25 Park Place, N.E., Atlanta, Georgia 30303.

(5) The shares shown include 203,747.8 shares of common stock beneficially owned by Bruce L. Newberg consisting of (i) 200,000 shares beneficially owned by him as co-trustee, together with his wife, of The Newberg Family Trust u/d/t December 18, 1990 (the "Trust"'), and (ii) 3,747.8 shares which represent one-half of the common stock of the Company which may be acquired upon conversion of shares of the Company's convertible preferred stock held by a general partnership in which Mr. Newberg has a 50% interest. The shares shown also include 121,425 shares beneficially owned by Jon Brooks.
    Mr. Newberg's address is 1160 Wilshire Boulevard, Los Angeles, California 90025. Mr. Brooks' address is 265 East 66th Street, #25F, New York, New York 10021. The information regarding Messrs. Newberg and Brooks is based solely on a Schedule 13D filed jointly by Messrs. Newberg and Brooks with the Securities and Exchange Commission on September 20, 1999, as amended on
    July 18, 2000.

(6) Mr. Thompson may acquire the shares shown upon exercise of outstanding stock options.

(7) Mr. Ruffcorn may acquire the shares shown upon exercise of outstanding stock options. Mr. Ruffcorn resigned as vice president and chief financial officer effective March 31, 2000.

(8) The shares shown include 2,147,185 shares with respect to which voting or investment power is shared and 170,134 shares that may be acquired upon exercise of outstanding stock options, as described in the Notes above.

                       PROPOSAL 1--ELECTION OF DIRECTORS

INTRODUCTION

    The Board of Directors has set the authorized number of directors of the Company at four and nominated Stephen Lukas, Sr., Kenneth H. Robertson, Robert
P. Scherer, Jr. and William J. Thompson for re-election as directors at the 2000 Annual Meeting. Each of the nominees currently is a director of the Company. If re-elected as directors at the Annual Meeting, each of such persons would serve until the 2001 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

    Each of the nominees has consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RE-ELECT STEPHEN LUKAS, SR., KENNETH H. ROBERTSON, ROBERT
P. SCHERER, JR. AND WILLIAM J. THOMPSON AS DIRECTORS UNTIL THE 2001 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.

INFORMATION CONCERNING THE NOMINEES FOR DIRECTOR

    Set forth below is certain information as of March 31, 2000, regarding the four nominees for director, including their ages and principal occupations (which have continued for at least the past five years unless otherwise noted).

Stephen Lukas, Sr..............  Mr. Lukas, 74, has been president and director of Vienna
                                 Woods Limited, a family holding company located in Ontario,
                                 Canada, since 1974. He has been president and director of
                                 Omnipharm S.A., a holding company located in Geneva,
                                 Switzerland, since January 1998. He has been a director of
                                 Galena A.S., a pharmaceutical manufacturing company located in the Czech Republic, since 1994. From 1992 to
                                 December 1997, Mr. Lukas was president, chief executive
                                 officer, and a director of Goldcaps, Inc., a subsidiary of
                                 IVAX Corporation that is engaged in the production and
                                 marketing of soft gelatin capsules. He also served as vice president, business development of IVAX Corporation from
                                 January 1993 to December 1997. Mr. Lukas has been a
                                 director of the Company since 1989.

Kenneth H. Robertson...........  Mr. Robertson, 65, has been managing member of Robertson &
                                 Partners LLC, a private investment company, since January
                                 1997. From 1987 to December 1999, he was chief executive
                                 officer of Conference-Call USA, Inc. which derives its
                                 revenue from conference call services, video conferencing, voice messaging and reselling international long distance.
                                 He was chairman of Conference-Call USA, Inc. from 1988 to
                                 1996. Mr. Robertson also was financial managing partner of
                                 Print Marketing Concepts L.P., which published television
                                 program guides for newspapers, from 1984 to 1996. In
                                 addition, Mr. Robertson has been the principal owner and
                                 developer of a self-storage warehouse and business incubator operation in Chicago, Illinois, since 1977. He has been a
                                 director of the

                                 Company since 1980 and served as vice president of the
                                 Company in 1980 and as president from July 1981 to
                                 June 1983.

Robert P. Scherer, Jr..........  Mr. Scherer, 67, has been chairman of the Board of Directors and chief executive officer of the Company since
                                 February 1995 and president since May 1998. Mr. Scherer has been a director of the Company since 1977. He has been
                                 chairman of the board of directors and chief executive
                                 officer of RPS Investments, Inc. since its formation in
                                 January 1980. He was chairman of the board of directors and chief executive officer of Marquest Medical Products, Inc.
                                 ("Marquest") from 1995 until July 1997. Marquest was a
                                 majority owned subsidiary of the Company until its sale in
                                 July 1997.

William J. Thompson............  Mr. Thompson, 66, has been a director of the Company since
                                 1984. Mr. Thompson was the president and chief operating
                                 officer of the Company from 1984 to July 1997. Mr. Thompson was a director of Marquest from 1993, and its president and chief operating officer from 1995, in each case until the
                                 Company's sale of Marquest in July 1997.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    The Board of Directors conducts its business through meetings of the Board and through its committees. In accordance with the Bylaws of the Company, the Board of Directors has the authority to establish an Executive Committee, a Compensation Committee, an Audit Committee and a Nominating Committee.

    The Executive Committee, during intervals between meetings of the Board, may exercise the powers of the Board of Directors except with regard to a limited number of matters which include amending the Certificate of Incorporation or Bylaws of the Company, declaring a dividend or authorizing the issuance of capital stock of the Company, adopting an agreement of merger or consolidation on behalf of the Company, and recommending to the stockholders of the Company a sale of substantially all of the assets of the Company or the dissolution of the Company. All actions of the Executive Committee are submitted for review and ratification by the full Board. Currently, the Board of Directors has not established an Executive Committee.

    The Compensation Committee is responsible for determining the compensation of the directors, officers and employees of the Company and for administering the Company's employee benefit plans. See "Executive Compensation--Stock Option Plans" herein. The Compensation Committee is composed of Messrs. Lukas and Robertson.

    The Audit Committee is responsible for reviewing the adequacy of the Company's system of internal financial controls, recommending to the Board of Directors the appointment of the independent auditor and evaluating the proposed scope of the independent auditor's audit, evaluating the independent auditor's performance and fee arrangement, conducting a post-audit review of the Company's financial statements and audit findings in advance of publication, and reviewing in advance proposed changes in the Company's accounting methods. The Audit Committee is comprised of Messrs. Lukas and Robertson.

    The Nominating Committee identifies individuals as nominees for election as directors and officers of the Company. The full Board of Directors currently serves as the Nominating Committee.

    During the fiscal year ended March 31, 2000, the Board of Directors met seven times and the Compensation Committee met one time. The Audit Committee did not meet. Each of the current directors of the Company attended at least 75% of the meetings of the Board of Directors and committees on which he served. During intervals between meetings, the directors engage in informal discussions among themselves and management of the Company regarding the business and operations of the Company and, in some instances, take action by consent in lieu of a meeting. During fiscal 2000, the Board of Directors took action by unanimous consent without a meeting two times and the Compensation Committee took action by unanimous consent without a meeting one time.

DIRECTOR COMPENSATION

    Directors who are not employees of the Company are paid $10,000 per year, and all directors are reimbursed for reasonable expenses incurred in attending meetings. The Company pays its directors in equal quarterly installments.

                             EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

    The following table summarizes the compensation paid or accrued by the Company during the fiscal years ended March 31, 2000, 1999, and 1998 to the Company's chief executive officer and to each other person who served as an executive officer during fiscal 2000 and whose compensation for fiscal 2000 exceeded $100,000 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                                                            COMPENSATION
                                                              ANNUAL COMPENSATION           ------------
                                                       ----------------------------------    SECURITIES
                                                                             OTHER ANNUAL    UNDERLYING
NAME AND PRINCIPAL POSITION                   YEAR      SALARY     BONUS     COMPENSATION   OPTIONS (#)
---------------------------                 --------   --------   --------   ------------   ------------
Robert P. Scherer, Jr. (1)................    2000     $151,148   $    --        $  --              --
  CHAIRMAN OF THE BOARD, PRESIDENT,           1999           --        --           --              --
  CHIEF EXECUTIVE OFFICER, AND A DIRECTOR     1998           --        --           --          50,000

Gary W. Ruffcorn (2)......................    2000     $103,679   $25,000        $  --              --
  FORMER VICE PRESIDENT AND                   1999       93,600        --           --              --
  CHIEF FINANCIAL OFFICER                     1998       85,307    43,000(3)        --          25,000

------------------------

(1) The Board of Directors elected Mr. Scherer as chairman of the Board of Directors and chief executive officer in February 1995 and as president in May 1998. Mr. Scherer did not receive salary or bonus compensation from the Company during fiscal 1998 or 1999.

(2) Mr. Ruffcorn resigned as vice president and chief financial officer effective March 31, 2000.

(3) The amount shown includes $25,000 paid to Mr. Ruffcorn in connection with his service to the Company related to the sale of Marquest Medical Products, Inc., a majority owned subsidiary of the Company, in July 1997.

    The Company's executive officers also participate in the Company's Incentive Stock Option Plans. See "Stock Option Plans" below.

STOCK OPTION PLANS

    GENERAL. The Company maintains the Scherer Healthcare, Inc. 1994 Stock Incentive Plan (the "1994 Stock Option Plan") to attract and retain key executive personnel, directors and advisors, and to encourage their continued employment with and service to the Company. The Company previously maintained the Scherer Healthcare, Inc. 1987 Stock Option Plan, the 1987 Long-Term Incentive Plan and the 1988 Stock Option Plan. The 1994 Stock Option Plan is the only plan with options available for future grant.

    OPTION GRANTS. The Company did not grant any options to the named executive officers during the fiscal year ended March 31, 2000.

    OPTION EXERCISES. The following table sets forth the number of shares of common stock acquired upon the exercise of options by the named executive officers during the fiscal year ended March 31, 2000, including the aggregate value of gains on the date of exercise. The table also sets forth (i) the number of shares covered by unexercised options (both exercisable and unexercisable) as of March 31, 2000, and (ii) the respective value of "in-the-money" options, which represents the positive spread between the exercise price of existing options and the fair market value of the Company's common stock at March 31, 2000.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                  NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                     SHARES                              OPTIONS                IN-THE-MONEY OPTIONS
                                    ACQUIRED                     AT FISCAL YEAR-END (#)        AT FISCAL YEAR END ($)
                                       ON           VALUE      ---------------------------   ---------------------------
NAME                               EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                               -----------   -----------   -----------   -------------   -----------   -------------
Robert P. Scherer, Jr............       --            --          66,800           --          $96,750          $--
Gary W. Ruffcorn.................       --            --          25,000           --          $48,375           --

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors of the Company is composed of Stephen Lukas, Sr. and Kenneth H. Robertson. The Compensation Committee is responsible for developing and making recommendations to the Board of Directors with respect to compensation policies. The Compensation Committee approves the compensation of executive officers paid by the Company and determines their compensation. The Compensation Committee is also responsible for the granting and administration of stock options. The Company did not provide any compensation to Mr. Scherer during fiscal 1998 and 1999. The Company began to pay Mr. Scherer an annual salary of $150,000 effective in April 1999.

    The Compensation Committee has furnished the following report for fiscal
2000:

COMPENSATION PHILOSOPHY

    The objectives of the Company's executive compensation program are to provide a level of compensation which will attract, retain, and motivate executives capable of achieving long-term success for the Company's stockholders in terms of increasing Company and stockholder value.

EXECUTIVE OFFICER COMPENSATION

    GENERAL. There are three main components of the executive compensation program: (i) base salary; (ii) potential annual cash bonus; and (iii) periodic awards of stock options or other equity participation to encourage achievement over time and to align executive officer and stockholder interests. Executive officers are eligible for the same benefits, including group health, life, and disability insurance and participation in the Scherer Healthcare, Inc. 401(k) Retirement and Savings Plan, as are available generally to the Company's and its subsidiaries' non-union employees. Perquisites provided to executive officers are not material.

    ANNUAL SALARY. The Compensation Committee determines the salary of the executive officers, with the objective of assuring that salary levels are competitive. The salary levels are determined by considering duties and responsibilities of the officers and their impact upon the operations and the growth in value of the Company. The level of equity or potential equity participation in the Company is considered in establishing compensation levels.

    INCENTIVE COMPENSATION. The Compensation Committee determines any incentive compensation on an annual basis. The Compensation Committee determines bonus awards on a subjective basis, taking into account activities and accomplishments for the fiscal year. The Compensation Committee has not granted any bonus awards to the named executive officers for fiscal 2000.

    STOCK OPTION AWARDS. Stock options are granted to executive officers and to other employees on a periodic basis, with vesting over several years. Awards are made at a level which is considered to provide a meaningful incentive to the executive officers.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    Robert P. Scherer, Jr. serves as the chairman of the Board of Directors, president and chief executive officer of the Company. Prior to April 1999, the Company did not pay any salary or bonus to Mr. Scherer. Beginning in April 1999, the Company began paying Mr. Scherer a salary of $150,000 per year. The Compensation Committee annually reviews the performance and compensation of the chief executive officer based on the assessment of his past performance and its expectation of his future contributions to the Company's performance. The Compensation Committee believes the compensation paid to Mr. Scherer in fiscal 2000 was reasonable.

                                          Compensation Committee
                                          Stephen Lukas, Sr.
                                          Kenneth H. Robertson

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

    The Company's common stock is listed for trading on The Nasdaq National Market under the symbol "SCHR." The price information reflected for the Company's common stock in the following performance graph and accompanying table is based upon the closing sales prices of the common stock on the dates indicated as reported by Nasdaq assuming a $100 investment on March 31, 1995. The performance graph compares the Company's cumulative total stockholder return with the Nasdaq Stock Market Total Return Index and the Nasdaq Health Services Stock Index. The graph assumes that the value of the investment in each index was $100 on March 31, 1995. The stockholder return reflected below for the five year historical period may not be indicative of future performance.

                      COMPARISON RETURN PERFORMANCE GRAPH

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          1995  1996  1997  1998  1999  2000
Scherer Healthcare, Inc.  $100   $98   $48   $75   $70   $73
Nasdaq Stock Market (US)  $100  $136  $151  $229  $309  $574
Nasdaq Health Services    $100  $124  $108  $130   $90   $84

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require the Company's directors and executive officers and persons who own more than 10% of the Company's common stock, as well as certain affiliates of such persons, to file initial reports of their ownership of the Company's common stock and subsequent reports of changes in such ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Directors, executive officers and persons owning more than 10% of the Company's common stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required for those persons, the Company believes that during the fiscal year ended March 31, 2000, all filing requirements applicable to its directors, executive officers and owners of more than 10% of its common stock were complied with in a timely manner.

              STOCKHOLDERS' PROPOSALS FOR THE 2001 ANNUAL MEETING

    Proposals of stockholders, including nominations for the Board of Directors, intended to be represented at the 2001 Annual Meeting of Stockholders should be submitted by certified mail, return receipt requested, and must be received by the Company at its executive offices in Atlanta, Georgia, on or before April 11, 2001, to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting and to be introduced for action at the meeting. Any stockholder proposal must be in writing and must set forth (i) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and address, as they appear on the Company's books, of the stockholder submitting the proposal,
(iii) the class and number of shares that are beneficially owned by such stockholder, (iv) the dates on which the stockholder acquired the shares,
(v) documentary support for any claim of beneficial ownership, (vi) any material interest of the stockholder in the proposal, (vii) a statement in support of the proposal and (viii) any other information required by the rules and regulations of the Securities and Exchange Commission.

             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

    The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

Atlanta, Georgia
August 11, 2000

                                                      BY ORDER OF THE BOARD OF DIRECTORS,

                                                      /s/ Robert P. Scherer, Jr.

                                                      Robert P. Scherer, Jr.
                                                      Chairman of the Board, President, and
                                                      Chief Executive Officer

The Company's 2000 Annual Report, which includes audited financial statements, has been mailed to stockholders of the Company with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies.

                                REVOCABLE PROXY

                                  COMMON STOCK
                            SCHERER HEALTHCARE, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                  FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Don Zima and Christi Borqpuist, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of common stock of Scherer Healthcare, Inc. (the "Company") which the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders of the Company, to be held in Meeting Room 109 at the Cobb Galleria Centre, 2 Galleria Parkway, Atlanta, Georgia, on September 18, 2000, at 10:00a.m., local time, and at any and all adjournments and postponements thereof, as indicated on the reverse side hereof with respect to all matters set forth in the Proxy Statement dated August 9, 2000, and all supplements and amendments thereto, and in their discretion upon all matters incident to the conduct of such Annual Meeting and all matters presented at the Annual Meeting but which are not known to the Board of Directors of the Company at the time of the solicitation of this proxy. The undersigned hereby revokes any proxy or proxies heretofore given by the undersigned to vote at the Annual Meeting or any adjournment or postponement thereof.

The undersigned may elect to withdraw this proxy card at any time prior to its use by giving written notice of such revocation to the Secretary of the Company, by executing and delivering to the Secretary of the Company a duly executed proxy card bearing a later date, or by appearing at the Annual Meeting and voting in person. If the undersigned withdraws this proxy in the manner described above and prior to the Annual Meeting does not submit a duly executed and later dated proxy card to the Company, the undersigned may vote in person at the Annual Meeting all shares of common stock of the Company owned of record by the undersigned as of the record date (August 8, 2000).

 PLEASE COMPLETE, DATE AND SIGN ON REVERSE SIDE AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

 Please mark, date, and sign this proxy card on the reverse side exactly as your name(s) appear(s) hereon. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.

 --------------------------------------

                            SCHERER HEALTHCARE, INC.
 --------------------------------------

Mark box at right if an address                    The Board of Directors recommends a vote
change or comment has been noted    / /            "FOR" the Proposal listed below.
on the reverse side of this card

Mark box at right if you plan to    / /            1. Elect as directors the four nominees            / / FOR ALL NOMINEES
attend the Annual Meeting                          listed below to serve until the 2001 Annual        listed (except as marked
                                                      Meeting of Stockholders and until their         to the contrary below).
                                                      successors are elected and qualified
                                                      (except as marked to the contrary below).

                                                   Stephen Lukas, Sr., Kenneth H. Robertson,          / / WITHHOLD AUTHORITY
                                                   Robert P. Scherer, Jr. and William J.              to vote for all nominees
                                                   Thompson                                           listed above.

                                                   INSTRUCTION: To withhold authority to vote
                                                   for any individual nominee, strike a line
                                                   through the nominee's name in the list above.

 -----------------------------------------------

 Signature

 -----------------------------------------------

 Signature, if shares held jointly

 Date:
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